Exhibit 10.3

[FORM OF SERIES B NOTE]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER MAY NOT OFFER, SELL, TRANSFER, ASSIGN, PLEDGE, HYPOTHECATE, OR OTHERWISE DISPOSE OF OR ENCUMBER THE SECURITIES REPRESENTED BY THIS CERTIFICATE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.  THE ISSUER OF THESE SECURITIES MAY REQUEST AN OPINION OF LEGAL COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE ISSUER THAT ANY SUCH OFFER, SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION, OR OTHER DISPOSITION OR ENCUMBRANCE IS EXEMPT FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER, IF SUCH OFFER, SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OR ENCUMBRANCE IS NOT PURSUANT TO RULE 144, RULE 144A OR AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT.

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR U.S. FEDERAL INCOME TAX PURPOSES.  FOR FURTHER INFORMATION REGARDING THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE AND THE YIELD TO MATURITY OF THIS NOTE, THE HOLDER OF THIS NOTE SHOULD CONTACT THE OFFICE OF THE CHIEF FINANCIAL OFFICER OF CUBIC ENERGY, INC. AT 9870 PLANO ROAD, DALLAS, TEXAS 75238, WHO WILL PROMPTLY MAKE SUCH INFORMATION AVAILABLE.

CUBIC ENERGY, INC.

[Date]

15.5% SENIOR SECURED NOTE

DUE 2016—SERIES B

No: [ ]	PRINCIPAL AMOUNT
U.S. $[ ]

Cubic Energy, Inc., a Texas corporation (and its permitted successors and assigns, the “Company”), for value received, promises to pay to [Holder], or its permitted assigns, on [   ], 2016, the Principal Amount of this Note, plus accrued and unpaid interest hereon to such date of payment and Prepayment Premium, if any.  Interest shall accrue and shall be paid on this Note in accordance with the terms of the Note Purchase Agreement described below.

This Note is a duly authorized issue of 15.5% Senior Secured Notes Due 2016—Series B of the Company (the “Notes”), issued under that certain Note Purchase Agreement, dated as of October 2, 2013, by and among the Company, each guarantor party thereto from time to time (the “Guarantors”), the Purchasers named therein, and the Noteholder Agent and Collateral Agents named therein (as amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”).  All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Note Purchase Agreement.  This Note shall at all times be secured by the Collateral Documents, guaranteed by the Guarantors pursuant to the Guaranty, and subject to the terms and conditions of the Note Purchase Agreement.

The Company shall treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes.  The Principal Amount, Prepayment Premium, if any, and interest on this Note is payable when due in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts in the manner set forth in the Note Purchase Agreement.

The Holder’s determination of the Principal Amount of this Note in accordance with the terms of the Note Purchase Agreement shall be conclusive and binding, absent manifest error.

1.                                      Required Repurchase.

This Note is subject to required repurchase at the option of the holder pursuant to Section 6.2 of the Note Purchase Agreement.

2.                                      Guaranty.

Pursuant to the Guaranty, each Guarantor has unconditionally guaranteed the payment of all obligations of the Company under the Notes.

3.                                      Collateral Documents.

Pursuant to the Collateral Documents, the Company has secured its obligations under the Note and the Note Documents and each Guarantor has secured its obligations under the Guaranty by granting to the Holders, a Lien on substantially all of their right, title and interest in and to the “Collateral” (as defined in the Note Purchase Agreement).  The Collateral shall be held by the Collateral Agents for the benefit of the Holders pursuant to the terms of the Security Agreements.

4.                                      Note Purchase Agreement.

The Company issued this Note under the Note Purchase Agreement.  The terms of this Note include those stated in the Note Purchase Agreement, including, without limitation, the provisions in the Note Purchase Agreement with respect to covenants, Events of Default and remedies.

5.                                      Modification of Notes.

The Notes may be modified as provided in Section 13.3 of the Note Purchase Agreement.

6.                                      Non-Waiver.

No course of dealing between the Company and the Holder of this Note or any delay or failure on the part of the Holder hereof in exercising any rights hereunder shall operate as a waiver of any rights of any Holder hereof, except to the extent expressly waived in writing by the Holder hereof.

7.                                      Governing Law.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

8.                                      Successors and Assigns.

All of the covenants, promises and agreements in this Note shall bind the Company’s successors and assigns, whether so expressed or not.

9.                                      Headings.

The headings of the sections and paragraphs of this Note are inserted for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by a duly authorized officer and to be dated as of the day and year first above written.

CUBIC ENERGY, INC.

By:
Name:
Title: